SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           21-Apr-01

CREDIT SUISSE FIRST BOSTON
Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2
(Exact name of registrant as specified in its charter)


Delaware             333-49820-03           13-3320910
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         11 Madison Avenue
         New York, New York                    10010
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 325-2000


Item 5.  Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp., Trust Series 2001-WM2, Mortgage Pass-Through Certificates, a Trust Washington Mutual created pursuant to the Pooling and Servicing Agreement, dated February 1, 2001 by US Bank, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           21-Apr-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2032.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1      114227816       3547996   666329           0   110679820  23-Apr-01
I-A-2      199659197       6201554  1206274           0   193457643  23-Apr-01
I-A-3        3938890             0    23797           0     3816546  23-Apr-01
I-P           490446          4888        0           0      485558  23-Apr-01
I-S          1279424             0     7730           0     1265547  23-Apr-01
II-A        47265844       3008237   275717           0    44257607  23-Apr-01
II-S         4909539             0    28639           0     4515799  23-Apr-01
M1           6419035          6609    38605           0     6412426  23-Apr-01
M2           2642542          2721    15893           0     2639821  23-Apr-01
M3           1510024          1555     9082           0     1508469  23-Apr-01
B1           1132518          1166     6811           0     1131352  23-Apr-01
B2            566258           583     3406           0      565675  23-Apr-01
B3            943771           972     5676           0      942799  23-Apr-01
R                  0             0        0           0           0  23-Apr-01




          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1       993.28536      30.85214  5.79416   962.43322 23-Apr-01
I-A-2       993.28536      30.85214  6.00110   962.43322 23-Apr-01
I-A-3       993.28542       0.00000  6.00110   962.43328 23-Apr-01
I-P         997.28185       9.93997  0.00000   987.34188 23-Apr-01
I-S         999.22887       0.00000  6.03701   988.39138 23-Apr-01
II-A        981.37250      62.45951  5.72467   918.91300 23-Apr-01
II-S        983.12715       0.00000  5.73491   904.28138 23-Apr-01
M1          998.98050       1.02862  6.00807   997.95188 23-Apr-01
M2          998.98050       1.02862  6.00807   997.95188 23-Apr-01
M3          998.98050       1.02862  6.00808   997.95188 23-Apr-01
B1          998.98050       1.02862  6.00808   997.95188 23-Apr-01
B2          998.98050       1.02862  6.00807   997.95188 23-Apr-01
B3          998.98054       1.02862  6.00807   997.95192 23-Apr-01
R             0.00000       0.00000  0.70000     0.00000 23-Apr-01




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
         Credit Suisse First Boston Mortgage Securities Corp.

                     By: /s/ Sheryl Christopherson
                     Name:         Sheryl Christopherson
                     Title:        Trust Officer
                                   US Bank

         Dated:           30-Apr-01